                                                                   EXHIBIT 10.12

                                January 24, 2003

Leasecomm Corporation
950 Winter Street
Waltham, MA 02451
Attention: Richard F. Latour, President & Chief Executive Officer

         Re:      Forbearance and Modification Agreement

Ladies and Gentlemen:

         Reference is hereby made to that certain letter agreement captioned Forbearance and Modification Agreement (the "Forbearance Agreement"), dated as of January 3, 2003, by and among Leasecomm Corporation, a Massachusetts corporation (the "Borrower"), Fleet National Bank, a national banking association ("Fleet"), the other financial institutions from time to time party thereto (together with Fleet, the "Lenders") and Fleet National Bank, as agent for the Lenders (the "Agent") (the "Forbearance Agreement"). Capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Forbearance Agreement.

         Effective as of the date hereof:

         (i) Section 3(i) of the Forbearance Agreement is amended by deleting the date "January 24, 2003" and substituting in lieu thereof the date "February 7, 2003."

         (ii)     The Forbearance Agreement is hereby amended by deleting
                  Section 7.2 and substituting in lieu thereof the following:

         "Pursuant to Section 2.6(e) of the Credit Agreement, due to the occurrence of the Specified Defaults the Loans currently bear interest at a rate per annum equal to two percent (2.0%) (the "Default Spread") above the rate of interest otherwise applicable to such Loans (the "Default Rate"). Interest on the Loans shall continue to accrue at the Default Rate through the Forbearance Termination Date; provided that, notwithstanding the provisions of the Credit Agreement, an amount equal to the Default Spread which has accrued as of January 24, 2003 shall be paid on January 24, 2003 and an amount equal to the Default Spread which accrues from and after January 24, 2003 until the Forbearance Termination Date shall be paid in full on the Forbearance Termination Date."

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         (iii)    Section 6.6 of the Forbearance Agreement is hereby amended by deleting the table and substituting in lieu thereof the following table:

PERIOD ENDING     AMOUNT OF PAYMENT
-----------------------------------
January 2, 2003    $  3,835,019.59
-----------------------------------
February 1, 2003   $  3,835,019.59
-----------------------------------

         Except as set forth herein, all of the terms and conditions of the Forbearance Agreement and the Credit Agreement and the other Loan Documents (in each case, as amended by the Forbearance Agreement) shall remain in full force and effect. As consideration for the Lenders entering into this letter agreement, each of the Companies renews and affirms, effective as of the date hereof, their acknowledgments and agreements contained in the Forbearance Agreement.

                                       2

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         If the foregoing terms are acceptable to you, we would request that you indicate your agreement thereto by signing the counterpart of this letter enclosed herewith and returning such counterpart to us.

                                       Yours sincerely,

                                       FLEET NATIONAL BANK, individually and as Agent

                                       By: /s/ Daniel D. Butler
                                           ----------------------------------
                                           Name:  Daniel D. Butler
                                           Title: Authorized Officer

                                       BANKNORTH, N.A.

                                       By: /s/ Mark H. Lawley
                                           ----------------------------------
                                           Name:  Mark H. Lawley
                                           Title: V.P.


                                       BROWN BROTHERS HARRIMAN & CO.

                                       By: /s/ Jared S. Keyes
                                           ----------------------------------
                                           Name:  Jared S. Keyes
                                           Title: Managing Director


                                       CITIBANK

                                       By: /s/ George V. Milbury
                                           ----------------------------------
                                           Name:  George V. Milbury
                                           Title: Vice President

                                       CITIZENS BANK OF MASSACHUSETTS

                                       By: /s/ Authorized Signatory
                                           ----------------------------------
                                           Name:
                                           Title:

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                                       KEYBANK NATIONAL ASSOCIATION

                                       By: /s/ Authorized Signatory
                                           ----------------------------------
                                           Name:
                                           Title:


                                       NATIONAL CITY BANK

                                       By: /s/ Michael J. Labrum
                                           ----------------------------------
                                           Name:  Michael J. Labrum
                                           Title: Senior Vice President


                                       U.S. BANK

                                       By: /s/ Joseph P. Howard
                                           ----------------------------------
                                           Name:  Joseph P. Howard
                                           Title: Vice President


                                       UNION BANK OF CALIFORNIA


                                       By: /s/ Cecilia M. Valente
                                           ----------------------------------
                                           Name:  Cecilia M. Valente
                                           Title: Senior Vice President



ACCEPTED and AGREED as of
January 24, 2003:

Borrower:

LEASECOMM CORPORATION

By: /s/ Peter Bleyleben
    --------------------------------
    Name:  Peter Bleyleben
    Title: President


Parent:

MICROFINANCIAL INCORPORATED

By: /s/ James R. Jackson
    --------------------------------
    Name:  James R. Jackson
    Title: CFO